Exhibit 99.3

             Financial Statements and Report of Independent Certified
             Public Accountants

             E-Conolight, LLC

             December 26, 2010

Report of Independent Certified Public Accountants

Members
E-Conolight, LLC

We have audited the accompanying balance sheet of E-Conolight, LLC (a Delaware limited liability company) (the “Company”) as of December 26, 2010, and the related statements of operations, members’ equity and cash flows for the period ended December 26, 2010.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America established by the American Institute of Certified Public Accountants.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of E-Conolight, LLC as of December 26, 2010 and the results of its operations and its cash flows for the period ended December 26, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

GRANT THORNTON LLP
Milwaukee, Wisconsin
April 27, 2011

E-CONOLIGHT, LLC
BALANCE SHEET
Period ended December 26, 2010

ASSETS
CURRENT ASSETS
Cash	$1,449,335
Accounts receivable	45,231
Inventories	6,905,977
Prepaid expenses and other assets	60,743

Total current assets	8,461,286

FIXED ASSETS
Building improvements	267,919
Machinery and equipment	865,259
Website development	25,000

Less: accumulated depreciation	(116,253)
Total fixed assets, net	1,041,925

OTHER ASSETS
Goodwill	13,910,842
Customer list, net	2,786,883
Trade names, net	2,401,369
Catalog, net	54,308
Debt issuance costs, net	335,469
Total other non-current assets	19,488,871

Total assets	$28,992,082

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts payable	3,730,970
Other accrued liabilities	162,091
Accrued interest payable	574,925

Total current liabilities	4,467,986

LONG-TERM LIABILITIES
Contingent consideration liability	4,215,790
Subordinated debt	15,600,000

Total long-term liabilities	19,815,790

MEMBERS' EQUITY
Member capital contributions, net of distributions	5,368,888
Accumulated deficit	(660,582)

Total members' equity	4,708,306

Total liabilities and members' equity	$28,992,082

             The accompanying notes are an integral part of this statement.

E-CONOLIGHT, LLC
STATEMENT OF OPERATIONS
Period ended December 26, 2010

Net sales	$28,239,900

Cost of sales	21,596,820

Gross profit	6,643,080

Selling, general and administrative expenses	4,090,675

Income from operations	2,552,405

Other expense
Interest expense	1,809,245
Remeasurement of contingent consideration liability	964,440
Total other expense, net	2,773,685

NET LOSS	$(221,280)

             The accompanying notes are an integral part of this statement.

E-CONOLIGHT, LLC
STATEMENT OF MEMBERS' EQUITY
Period ended December 26, 2010

	Member
	units			Total
		Capital	Accumulated	members'
	Units (1)	contributions	deficit	equity

Balance at March 29, 2010	10,000	$5,400,000	$(439,302)	$4,960,698

Net loss	-	-	(221,280)	(221,280)

Distributions to members	-	(31,112)	-	(31,112)

Balance at December 26, 2010	10,000	$5,368,888	$(660,582)	$4,708,306

             (1) The outstanding units at December 26, 2010 include 1,000 profits interests units.

             The accompanying notes are an integral part of this statement.

E-CONOLIGHT, LLC
STATEMENT OF CASH FLOWS
Period ended December 26, 2010

Cash flows from operating activities:
Net loss	$(221,280)
Adjustments to reconcile net loss to net cash provided by
operating activities -
Depreciation	116,253
Amortization	334,110
Contingent consideration liability remeasurement	964,440
Increase (decrease) in cash resulting from changes in assets and liabilities -
Accounts receivable	(45,231)
Inventories	(3,821,845)
Prepaid expenses and other assets	(30,913)
Accounts payable	2,703,640
Accrued interest payable	574,925
Other accrued liabilities	162,091
Net cash provided by operating activities	736,190

Cash flows from investing activities:
Purchase of fixed assets	(201,400)
Net cash used in investing activities	(201,400)

Cash flows from financing activities:
Distributions to members	(31,112)
Net cash used in financing activities	(31,112)

NET INCREASE IN CASH	503,678

Cash, beginning of year	945,657

Cash, end of year	$1,449,335

Supplemental disclosure of cash flow information:
Cash paid for interest	$1,234,321

             The accompanying notes are an integral part of this statement.

E-CONOLIGHT, LLC
NOTES TO FINANCIAL STATEMENTS
December 26, 2010

NOTE A - BASIS OF PRESENTATION AND NATURE OF OPERATIONS

E-Conolight, LLC (the “Company”) is a Delaware limited liability company.  The Company sells lighting fixtures and accessories for use primarily in commercial and industrial settings.  The Company’s products include floodlights, linear fluorescent lights, high & low bay lights, exit signs, emergency lights, and other lighting products.  E-Conolight sells its products through direct-marketing catalogs and its website.  The Company is based in Racine, Wisconsin.

On March 29, 2010, the Company purchased certain assets of Ruud Lighting (the “Seller”).  The aggregate purchase price was $20,054,343.  In addition, the Company is subject to contingent purchase price payments of up to $20,000,000.  See note D for further discussion.

The acquisition was accounted for under the purchase method of accounting and the results of operations since the acquisition date of March 29, 2010 are included in the financial statements.  The purchase price was allocated based on the estimated fair values of assets and liabilities at the date of acquisition.

The following outlines the fair value allocation as of March 29, 2010 of the acquired assets and assumed liabilities:

Inventories	$3,084,132
Other current assets	29,830
Property, plant and equipment	956,778
Intangible assets	16,193,221
Assumed liabilities	(209,618)
Total assets acquired, net of liabilities assumed	$20,054,343

The purchase price of $20,054,343 is net of $3,251,350 of contingent consideration recorded as of March 29, 2010.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

1.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

2.  Revenue Recognition

The Company recognizes revenue when products are shipped and is recorded net of discounts, returns and allowances.

E-CONOLIGHT, LLC
NOTES TO FINANCIAL STATEMENTS
December 26, 2010

NOTE B - SIGNIFICANT ACCOUNTING POLICIES - Continued

3.  Cash

The Company periodically maintains deposits in financial institutions that exceed the insurance provided on such deposits.  The Company has not experienced any losses in such accounts and management believes the Company is not exposed to any significant credit risk.

4.  Accounts Receivable

Accounts receivable represents amounts due from customers.

5.  Inventories

Inventories are stated at the lower of cost or market.  Inventories consisted of the following as of December 26, 2010:

Inventory in transit	$2,194,959
Finished goods	4,711,018
$6,905,977

6.  Fixed Assets

Fixed assets are carried at cost less accumulated depreciation.  Depreciation for financial reporting purposes is provided over the useful life of the respective asset using the straight-line method.

The estimated useful lives are as follows:

Building improvements	7 years
Machinery and equipment	7 years
Website development	3 years

Repairs and maintenance costs are expensed as incurred unless the costs extend the useful life of the asset, in which case the costs are capitalized and expensed over the remaining useful life of the related asset.

7.  Goodwill and Other Intangible Assets

Intangible assets acquired as part of the acquisition were recorded at their estimated fair value.  These assets are amortized over their estimated useful lives using the straight-line method.  The useful lives by major intangible asset class are as follows:

Customer list	15 years
Trade names	15 years
Catalog	3 years

E-CONOLIGHT, LLC
NOTES TO FINANCIAL STATEMENTS
December 26, 2010

NOTE B - SIGNIFICANT ACCOUNTING POLICIES - Continued

7.  Goodwill and Other Intangible Assets - continued

We assess the carrying value of long-lived and intangible assets and the remaining useful lives whenever events or changes in circumstances indicate the carrying value may not be recoverable or the estimated useful life may no longer be appropriate.  Factors considered important that could trigger this review include significant decreases in operating results, significant changes in our use of the assets, competitive factors, the strategy of our business and significant negative industry or economic trends.  When we determine that the carrying value of long-lived and intangible assets may not be recoverable based on an assessment of future undiscounted cash flows from the use of those assets, an impairment charge to record the assets at fair value may be recorded.  Impairment is measured based on fair values utilizing estimated discounted cash flows.  No impairment related to long-lived assets was recorded for the period ended December 26, 2010.

The goodwill recorded on the balance sheet relates to the acquisition, as discussed in note A.  The Company’s purchased goodwill is deemed to have an indefinite life and is not amortized.  Instead, this asset will be evaluated on an annual basis for potential impairment.  No impairment of goodwill was recorded during the period ended December 26, 2010.

8.  Debt Issuance Costs

Debt issuance costs were incurred in conjunction with the subordinated debt and line of credit issuance.  Debt issuance costs are being amortized over the applicable term of the credit agreements which ranges from five to seven years.

Debt issuance costs are the related amortization consist of the following as of December 26, 2010:

Debt issuance costs	$378,410
Accumulated amortization	(42,941)
Debt issuance costs, net	$335,469

The scheduled future debt issuance cost amortization as of December 31 is as follows:

2011	$57,254
2012	57,254
2013	57,254
2014	57,254
2015	48,867
Thereafter	57,586
$335,469

E-CONOLIGHT, LLC
NOTES TO FINANCIAL STATEMENTS
December 26, 2010

NOTE B - SIGNIFICANT ACCOUNTING POLICIES - Continued

9.  Contingent Consideration Liability

The contingent consideration liability represents the present value of anticipated future payments related to the acquisition discussed in note A.  The liability is remeasured at each reporting period and is adjusted through the statement of operations.

10.  Shipping and Handling

All fees billed to customers are classified as a component of net sales.  All costs associated with shipping and handling is classified as a component of cost of sales.

11.  Advertising Costs

Advertising and marketing costs are expensed as incurred.  Advertising costs were $1,034,200 forthe period ended December 26, 2010.

12.  Taxes Collected From Customers

Net sales is presented net of taxes collected from customers and remitted to governmental authorities.  These taxes include all taxes assessed by a governmental authority that are imposed on and concurrent with a specific revenue-producing transaction between the Company and a customer.

13.  New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update (“ASU”) 2010-06, Fair Value Measurements and Disclosures - Improving Disclosures about Fair Value Measurements (“ASU 2010-06”), that amends Accounting Standards Codification (“ASC”) Subtopic 820-10, Fair Value Measurements and Disclosures - Overall, and requires reporting entities to disclose (1) the amount of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers, and (2) separate information about purchases, sales, issuance and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3).  ASU 2010-06 also requires reporting entities to provide fair value measurement disclosures for each class of assets and liabilities and disclose the inputs and valuation techniques for fair value measurements that fall within Levels 2 and 3 of the fair value hierarchy.  These disclosures and clarification are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuance, and settlements in the roll forward of activity in Level 3 fair value measurements.  Those disclosures are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.  We adopted the provisions of ASU 2010-06 and the provisions of ASU 2010-06 did not have a material impact on our financial statements.

E-CONOLIGHT, LLC
NOTES TO FINANCIAL STATEMENTS
December 26, 2010
NOTE B - SIGNIFICANT ACCOUNTING POLICIES - Continued

13.  New Accounting Pronouncements - continued

In December 2010, the FASB issued ASU 2010-28, Intangibles - Goodwill and Other - When to Perform Step 2 of the Goodwill Impairment test for Reporting Units with Zero or Negative Carrying Amounts (“ASU 2010-28”), that amends ASC Subtopic 350-20, Intangibles - Goodwill and Other, and requires entities with reporting units that have carrying amounts that are zero or negative to assess whether it is more likely than not that the reporting units’ goodwill is impaired. In considering whether it is more likely than not that goodwill impairment exists, the entities shall evaluate whether there are adverse qualitative factors.  If the entity determines that it is more likely than not that the goodwill of one or more of its reporting units is impaired, the entity should perform Step 2 of the goodwill impairment test for those reporting units.  ASU 2010-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2010.  Early adoption is not permitted. The adoption of these provisions is not expected to have a material impact on our financial statements.

NOTE C - GOODWILL AND OTHER INTANGIBLE ASSETS

The Company has the following intangible assets as of December 26, 2010:

	Gross carrying	Accumulated	Net carrying
	amount	amortization	amount
Amortized intangible assets:
Customer list	$2,933,562	$(146,679)	$2,786,883
Trade names	2,527,757	(126,388)	2,401,369
Catalog	72,410	(18,102)	54,308
Total	5,533,729	(291,169)	5,242,560
Goodwill	13,910,842	-	13,910,842
Total intangible assets	$19,444,571	$(291,169)	$19,153,402

Total amortization expense for the period ended December 26, 2010 was $291,169.  Amortization expense related to intangible assets for the years ending after December 26, 2010 is estimated to be as follows:

2011	$388,225
2012	388,225
2013	370,122
2014	364,088
2015	364,088
Thereafter	3,367,812
$5,242,560

E-CONOLIGHT, LLC
NOTES TO FINANCIAL STATEMENTS
December 26, 2010

NOTE D - CONTINGENT CONSIDERATION

As discussed in note A, in addition to the aggregate acquisition cost of $20,054,343, the Company is liable to make contingent purchase price payments of up to $20,000,000.  The amount of the payment is determined based on an EBITDA target and will be paid each year in which the target is met through March 2022, or until $20,000,000 has been paid.  The Company calculates the estimated contingent payments by taking the present value of estimated future EBITDA compared to the targeted EBITDA measures per the related agreement.  The Company recorded a liability in the amount of $3,251,350 as of the March 29, 2010 acquisition date.  This liability was remeasured as of December 26, 2010, which resulted in increasing the liability amount to $4,215,790.  The increase in this liability in the amount of $964,440 was recorded as a non-operating expense on the statement of operations for the period ended December 26, 2010.

NOTE E - LINE OF CREDIT

Effective March 29, 2010, the Company entered into a revolving line of credit with a bank, with a maturity date of June 1, 2013.  The credit agreement provides for revolving loans of up to $3,000,000 with interest at the one month LIBOR rate plus 3.5%.  The Company did not draw on the line during the period ended December 26, 2010.  The Company is subject to certain financial covenants and were in compliance with these covenants as of December 26, 2010.

NOTE F - SUBORDINATED DEBT

On March 29, 2010, the Company entered into a $15,600,000 subordinated debt agreement with a related party (see note I).  The principal of the loan is payable in full on March 29, 2017. Interest is paid quarterly at 15.25%.  The loan is secured by substantially all assets of the Company, and is subordinated to the Company’s line of credit with the bank.  The outstanding balance was $15,600,000 at December 26, 2010 and March 29, 2010.  Interest expense on the loan during the period ended December 26, 2010 was $1,804,075.  The Company is subject to certain financial covenants and were in compliance with these covenants as of December 26, 2010.

NOTE G - INCOME TAXES

The Company is a limited liability company and is taxed under the partnership provisions of the Internal Revenue Code (the “IRC”).  Under these provisions of the IRC, the members are responsible for reporting their share of the Company’s Federal taxable income or loss on their income tax returns.  Accordingly, the Company is not subject to income taxes for Federal and most state jurisdictions.  The Company has no liability for unrecognized tax benefits as of December 26, 2010.  The Company is not subject to entity-level tax and has no years open to examination in the jurisdictions in which it operates.

E-CONOLIGHT, LLC
NOTES TO FINANCIAL STATEMENTS
December 26, 2010

NOTE H - LEASES

The Company has a non-cancelable operating lease for a warehouse.  This lease was assigned to the Company on March 29, 2010, and runs through May 1, 2014.  Monthly rent payments under the lease consist of base payments that escalate by approximately 2% each year.  Rent expense totaled $273,198 for the period ended December 26, 2010.

Future minimum rental payments required under the leases as of December 26, 2010 are as follows:

2011	$369,795
2012	376,906
2013	384,545
2014	129,059
2015 and thereafter	-
$1,260,305

NOTE I - RELATED PARTY TRANSACTIONS

The Company entered into a subordinated debt agreement with a member, as discussed in note F.  Interest expense on the loan during the period ended December 26, 2010 was $1,804,075.

Two members received fees totaling approximately $200,000 for management services during the period ended December 26, 2010.

NOTE J - MEMBERS’ EQUITY

The members of the Company are subject to an operating agreement entered into effective March 17, 2010.  The agreement allows for the issuance of 1,000 profits interests, which are part of the 10,000 units outstanding at year end.  Profits and losses are allocated to the members pro rata based on the number of units held.  Members are granted one vote per unit held.

E-CONOLIGHT, LLC
NOTES TO FINANCIAL STATEMENTS
December 26, 2010

NOTE K - SHARED SERVICES AGREEMENT

The Company and the seller are subject to a shared service agreement that was entered into on March 29, 2010.  Per the terms of the agreement, the seller provides the Company with management and operational services over a period of time.  These services include certain general and administrative services, warehouse services and customer service and sales support functions.  The seller charges the Company a base amount of 1.85% of the Company’s net revenues for general and administrative services, 1.2% of the Company’s net revenues for warehouse services and 1% of the Company’s net revenue for customer service and sales support functions.  The change for general and administrative services decreases if the Company hits certain net revenue levels.  The Company expensed $1,043,252 during the period ended December 26, 2010 for those shared services performed.  The service term of this agreement is the longer of five years commencing on March 29, 2010 or the period during which the Company is obligated to make contingent purchase price payments in accordance with the asset purchase agreement.  This term shall in no event be longer than 12 fiscal years.  The Company may terminate the agreement in whole or in part at its option.

NOTE L - SUPPLY AGREEMENT

The Company and the seller are subject to a supply agreement that was entered into on March 29, 2010. The seller agrees to supply the Company with products, related components and accessories from the E-Conolight linear, landscape, and 14-inch floodlight products.  The term of the agreement is the longer of seven years or the term of the shared services agreement (see note K).  The Company may terminate this agreement by providing written notice at least six months prior to termination.

NOTE M - SUBSEQUENT EVENTS

The Company evaluated its December 26, 2010 financial statements for subsequent events through April 27, 2011, the date the financial statements were available to be issued.  The Company is not aware of any additional subsequent events which would require recognition or disclosure in the financial statements.